LEHMAN BROTHERS

                                   SARM 2005-5
                                  $501,027,000
                                   TERM SHEET
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                             JPMORGAN CHASE, TRUSTEE

                                                                   PAYMENT
                                                      WAL          WINDOW TO        INITIAL           LEGAL         EXPECTED
                 APPROXIMATE        INITIAL           10%        10% CALL (2)       CREDIT            FINAL        RATINGS(4)
    CLASS         SIZE ($)        COUPON (1)       CALL (2)        (MONTHS)       SUPPORT (3)       MATURITY       S&P/MOODY'S
-------------   -------------    -------------   -------------   -------------   -------------    -------------   -------------
     A          $473,971,000     [1mL + 0.22%]       3.28            1-106           5.75%           Apr 2035       [AAA/Aaa]
 A-IO1(5)(7)         (5)             0.05%            N/A            1-106           5.75%           Apr 2035       [AAA/Aaa]
A-IO2 (6)(7)         (6)           1.55% (6)          N/A            1-39            5.75%          July 2008      [AAA/Aaa]
     M1          $11,023,000     [1mL + 0.43%]       5.70           37-106           3.55%           Apr 2035       [AA+/Aa2]
     M2          $8,768,000      [1mL + 0.65%]       5.70           37-106           1.80%           Apr 2035        [A+/A2]
     M3          $7,265,000      [1mL + 0.90%]       4.95           37-106           0.35%           Apr 2035      [BBB-/Baa3]

(1) Each Class of Certificates will accrue interest at a rate of 1 Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. The spread on the Class M Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Redemption Call may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The weighted average lives and payment window to 10% Call assume: (i) prepayments occur at 20% CPR for mortgage loans originated by Wells Fargo and Countrywide and 25% CPR for the rest of the mortgage loans and (ii) bonds pay on the 25th of each month beginning in May 2005.

(3) Initial Credit Support equals the sum of (i) percentage of bonds (as a product of the mortgage loan balance) subordinate to such Class and (ii) the O/C Target. The O/C Target is 0.35%. Initially there will be approximately $0 of overcollateralization.

(4)  Ratings are subject to final rating agency approval.

(5) The Class A-IO1 Certificates will be interest only certificates and will not be entitled to any distributions of principal. The Class A-IO1 Certificates will accrue interest on a notional balance equal to the beginning balance for the Class A Certificates for the Distribution Date at a rate equal to 0.05% per annum, however, to the extent that the Class A and Class A-IO1 Certificates, in the aggregate, are limited by the AAA Net Funds Cap, the Class A-IO1 Certificates will share pro rata with the Class A Certificates, any basis risk shortfall. The Class A-IO1 Certificates will be entitled to such Basis Risk Shortfalls, with interest thereon at their uncapped rate.

(6) The Class A-IO2 Certificates will be interest only certificates and will not be entitled to any distributions of principal. The Class A-IO2 Certificates will accrue interest on a notional balance equal to the beginning balance of the mortgage loans for the Distribution Date. The Class A-IO2 Certificates will accrue interest at a rate equal to the lesser of (a) 1.55% per annum and (b) the excess, if any, of (i) the AAA Net Funds Cap less (ii) the Weighted Average Bond Coupon. After the 39th Distribution Date, the Class A-IO2 Certificates will no longer be entitled to distributions of any kind. The Class A-IO2 Certificates will not be offered.

(7)  These classes are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

TERMS OF THE OFFERING:

Cut-off Date:                 April 1, 2005

Statistical Cut-Off Date:     April 1, 2005

Settlement Date:              April 29, 2004

Distribution Date:            25th of each month, commencing in May 2005

Issuer:                       Structured Adjustable Rate Mortgage Loan Trust
                              ("SARM")

Trustee:                      JPMorgan Chase

Master Servicer:              Aurora Loan Services, Inc. ("ALS")

Certificates:                 "Senior Certificates": Class A, Class A-IO1 and
                              Class A-IO2 Certificates

                              "Subordinate Certificates": Class M1, Class M2 and Class M3 Certificates

                              "Certificates": Senior and Subordinate
                              Certificates

Master Servicer Fee:          The Master Servicer will be paid a monthly fee
                              (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                              Loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                    30/360 for the Class A, Class A-IO1 and Class
                              A-IO2 Certificates; Actual/360 for the Class M1,
                              Class M2 and Class M3 Certificates

Accrual Period:               The "Accrual Period" applicable to each class of
                              Certificates, except the Class A-IO1 and Class
                              A-IO2 Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date for the Class M1, Class M2 and Class
                              M3 Certificates, or April 25, 2005 in the case of the Class A Certificates) and ending on the day immediately preceding the related Distribution
                              Date. The "Accrual Period" for the Class A-IO1 and
                              Class A-IO2 Certificates will be the calendar month preceding the month of the Distribution
                              Date.

Settlement:                   The Class A, Class A-IO1 and Class A-IO2
                              Certificates will settle with accrued interest.
                              The Class M1, Class M2 and Class M3 Certificates will settle without accrued interest.

Delay Days:                   Zero Delay for the Class A, Class M1, Class M2 and
                              Class M3 Certificates; 24 Day Delay for the Class
                              A-IO1 and Class A-IO2 Certificates

Collection Period:            The "Collection Period" with respect to any
                              Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:                 All the Senior and Subordinate Certificates are
                              book-entry form through DTC.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

Minimum Denomination:         Minimum $25,000; increments $1 in excess thereof
                              for the Class A Certificates, $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 with increments of $1 for the A-IO1 Certificates.

Tax Status:                   REMIC for Federal income tax purposes.

SMMEA Eligibility:            The Senior Certificates and the Class M1
                              Certificates will be SMMEA eligible.

ERISA Eligibility:            The Senior and Subordinate Certificates are
                              expected to be ERISA eligible.

TRIGGER EVENT:

     o A "Trigger Event" will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

     o The "Delinquency Event" will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [45%] of the Senior Enhancement Percentage for such Distribution Date.

     o The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

     o The "Delinquency Rate" for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

     o A "Cumulative Loss Trigger Event" will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

                    Month      Distribution Date      Loss Percentage
                    -----   -----------------------   ---------------
                    37-48   May 2008 to April 2009        [1.00%]
                    49-60   May 2009 to April 2010        [1.25%]
                    61-72   May 2010 to April 2011        [1.50%]
                     73+    May 2011 and thereafter       [1.70%]

TARGETED PERCENTAGES:

     o The classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date. For the Class A Certificates, the targeted balance is approximately 88.50% of the ending collateral balance. For the Class M1 Certificates, the balance of the Class A and Class M1 Certificates should be approximately 92.90% of the ending collateral balance. For the Class M2 Certificates, the balance of the Class A, Class M1 and Class M2 Certificates should be approximately 96.40% of the ending collateral balance. For the Class M3 Certificates, the balance of the Class A, Class M1, Class M2 and Class M3 Certificates should be approximately 99.30% of the ending collateral balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

NET FUNDS CAP:

     o The "AAA Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date. The AAA Net Funds Cap will be applicable for the Class A and Class A-IO1 Certificates.

     o The "Subordinate Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date. The Subordinate Net Funds Cap will be applicable for the Class M1, Class M2 and Class M3 Certificates.

     o To the extent that the coupons on the Class A, Class A-IO1, Class M1, Class M2 and Class M3 Certificates are limited by their respective Net Funds Cap, that class will have a "Basis Risk Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

WEIGHTED AVERAGE BOND COUPON:

     o The "Weighted Average Bond Coupon" with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class A Certificates and the coupon on the Class A Certificates, (ii) the product of the beginning notional balance of the Class A-IO1 Certificates and the coupon on the Class A-IO1 Certificates, (iii) the product of the beginning balance of the Class M1 Certificates, the coupon on the Class M1 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30, (iv) the product of the beginning balance of the Class M2 Certificates, the coupon on the Class M2 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30 and (v) the product of the beginning balance of the Class M3 Certificates and the coupon on the Class M3 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30, divided by (b) the beginning balance of the mortgage loans for such Distribution Date.

CLASS A-IO2 INTEREST:

     o The Class A-IO2 Certificates will accrue interest a rate equal to the lesser of (a) 1.55% per annum and (b) the excess, if any, of (i) the AAA Net Funds Cap less (ii) the Weighted Average Bond Coupon. The Class A-IO2 Certificates will be paid pro rata with the Class A Certificates at the beginning of the waterfall. However, to the extent that the coupon of the Class A-IO2 Certificates is limited by the excess, if any, of the Net Funds Cap over the Weighted Average Bond Coupon, the Class A-IO2 Certificates will not be entitled to reimbursement for such shortfall.

     o THE CLASS A-IO2 CERTIFICATES WILL NOT FORFEIT INTEREST PAYMENTS TO HELP COVER BASIS RISK SHORTFALLS ON THE CLASS A, CLASS A-IO1, CLASS M1, CLASS M2 AND CLASS M3 CERTIFICATES.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

INTEREST WATERFALL:

On each Distribution Date, the interest remittance amount for such date will be distributed as follows:

     1) To pay interest, pro rata, to the Class A, Class A-IO1 and Class A-IO2 Certificates;

     2)   To pay interest to the Class M1 Certificates;

     3)   To pay interest to the Class M2 Certificates;

     4)   To pay interest to the Class M3 Certificates;

     5) All remaining amounts of interest will be used as excess interest for the following:

               a.   To build and maintain the overcollateralization amount;

               b.   To pay back Basis Risk Shortfalls;

               c. To pay back previous writedown amounts on the Class M1, Class M2 and Class M3 Certificates;

               d.   To pay the Class X Certificate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

                         SARM 2005-5 -COLLATERAL SUMMARY

TOTAL NUMBER OF LOANS                                         1,434
TOTAL OUTSTANDING LOAN BALANCE                     $    501,027,141
AVERAGE LOAN PRINCIPAL BALANCE                     $        349,391
PREPAYMENT PENALTY                                            20.59%
WEIGHTED AVERAGE COUPON                                       4.705%
WEIGHTED AVERAGE MARGIN                                       2.231%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                            360
WEIGHTED AVERAGE REMAINING TERM (MO.)                           357
WEIGHTED AVERAGE LOAN AGE (MO.)                                   3
ORIGINAL LTV >80 AND NO MI (WHOLE POOL)                        0.21%
WEIGHTED AVERAGE ORIGINAL LTV                                 72.41%
NON-ZERO WEIGHTED AVERAGE FICO                                  724

OCCUPANCY STATUS
Primary Home                                                  85.05%
Investment                                                    10.14%
Second Home                                                    4.81%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than
3% of the Cut-off Date principal balance.)
CA                                                            46.64%
FL                                                             6.92%
AZ                                                             5.76%
CO                                                             4.56%
NV                                                             3.12%

LIEN POSITION
First                                                        100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

                           COLLATERAL CHARACTERISTICS

       Collateral characteristics are listed below as of the Cut-Off Date

                          SCHEDULED PRINCIPAL BALANCES

                            # OF MORTGAGE                               % OF POOL
          ($)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
0.01 - 50,000.00                        4   $          143,126.85                0.03%
50,000.01 - 100,000.00                 66            5,405,812.97                1.08
100,000.01 - 150,000.00               183           23,426,775.05                4.68
150,000.01 - 200,000.00               194           34,217,880.08                6.83
200,000.01 - 250,000.00               135           30,356,011.80                6.06
250,000.01 - 300,000.00               159           44,069,429.92                8.80
300,000.01 - 350,000.00               127           41,367,524.65                8.26
350,000.01 - 400,000.00               130           48,794,989.47                9.74
400,000.01 - 450,000.00                89           37,926,856.74                7.57
450,000.01 - 500,000.00                93           44,379,138.72                8.86
500,000.01 - 550,000.00                46           24,376,216.24                4.87
550,000.01 - 600,000.00                46           26,386,098.63                5.27
600,000.01 - 650,000.00                47           30,017,529.74                5.99
650,000.01 - 700,000.00                10            6,808,856.26                1.36
700,000.01 - 750,000.00                13            9,492,115.94                1.89
750,000.01 - 800,000.00                15           11,688,712.99                2.33
800,000.01 - 850,000.00                 8            6,630,823.51                1.32
850,000.01 - 900,000.00                11            9,758,250.00                1.95
900,000.01 - 950,000.00                 7            6,433,159.02                1.28
950,000.01 - 1,000,000.00              28           27,646,788.02                5.52
1,000,000.01 >=                        23           31,701,044.70                6.33
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min.: $10,527
Max: $2,000,000
Avg.: $349,391

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                                 MORTGAGE RATES

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
3.001 - 3.500                          10   $        4,575,755.12                0.91%
3.501 - 4.000                         149           56,538,822.41               11.28
4.001 - 4.500                         405          140,500,306.98               28.04
4.501 - 5.000                         457          156,121,506.35               31.16
5.001 - 5.500                         378          130,049,309.43               25.96
5.501 - 6.000                          33           12,728,767.46                2.54
6.001 - 6.500                           1              334,580.00                0.07
7.501 - 8.000                           1              178,093.55                0.04
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min.: 3.125%
Max: 7.780%
Weighted Avg.: 4.705%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                        ORIGINAL TERMS TO STATED MATURITY

                            # OF MORTGAGE                               % OF POOL
        (MONTHS)                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
241 - 300                               1   $          185,716.00                0.04%
301 - 360                           1,433          500,841,425.30               99.96
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min.: 300
Max.: 360
Weighted Avg.: 360

                       REMAINING TERMS TO STATED MATURITY

                            # OF MORTGAGE                               % OF POOL
        (MONTHS)                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
241 - 300                               1   $          185,716.00                0.04%
301 - 360                           1,433          500,841,425.30               99.96
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min: 287
Max: 360
Weighted Avg.: 357

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                          ORIGINAL LOAN-TO-VALUE RATIO

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
10.01 - 20.00                           2   $          208,000.00                0.04%
20.01 - 30.00                           7            1,046,873.54                0.21
30.01 - 40.00                          24           13,458,185.13                2.69
40.01 - 50.00                          39           18,367,521.26                3.67
50.01 - 60.00                          75           34,780,585.47                6.94
60.01 - 70.00                         235          109,690,430.72               21.89
70.01 - 80.00                         967          305,436,515.95               60.96
80.01 - 90.00                          55           11,013,711.51                2.20
90.01 - 100.00                         30            7,025,317.72                1.40
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min.: 12.50%
Max: 100.00%
Weighted Avg: 72.41%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                                   FICO SCORE

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
N/A                                     1   $          225,757.33                0.05%
580 - 599                               1              145,173.13                0.03
600 - 619                               1              217,541.51                0.04
620 - 639                              30           10,149,916.83                2.03
640 - 659                              44           16,859,030.14                3.36
660 - 679                             142           47,534,381.93                9.49
680 - 699                             194           66,802,316.87               13.33
700 - 719                             263           95,144,782.20               18.99
720 - 739                             236           86,255,051.14               17.22
740 - 759                             199           69,409,828.72               13.85
760 - 779                             160           54,268,816.48               10.83
780 - 799                             117           38,971,410.78                7.78
800 - 819                              43           14,221,794.61                2.84
820 - 839                               3              821,339.63                0.16
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min.: 587
Max.: 837
Non-Zero Weighted Avg.: 724

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                                  LOAN PURPOSE

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
Purchase                              816   $      283,237,234.54               56.53%
Cash Out Refinance                    324          130,282,524.65               26.00
Rate/Term Refinance                   294           87,507,382.11               17.47
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

                                  PROPERTY TYPE

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
Single Family                         814   $      295,865,287.62               59.05%
PUD                                   369          123,642,182.24               24.68
Condo                                 196           61,266,597.94               12.23
2-4 Family                             55           20,253,073.50                4.04
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                                 STATES - TOP 10

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
California                            509   $      233,658,105.46               46.64%
Florida                               112           34,655,619.97                6.92
Arizona                               104           28,844,444.99                5.76
Colorado                               75           22,853,965.42                4.56
Nevada                                 49           15,648,460.57                3.12
Virginia                               42           13,851,383.88                2.76
Maryland                               36           13,026,851.11                2.60
Georgia                                61           11,569,180.81                2.31
Massachusetts                          26           11,395,784.27                2.27
Illinois                               40           11,070,831.95                2.21
Other                                 380          104,452,512.87               20.85
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

                                      INDEX

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
1 Month Libor                           2   $        1,172,000.00                0.23%
1 Year CMT                              8            1,538,569.93                0.31
1 Year Libor                           60           19,113,426.14                3.81
6 Month Libor                       1,364          479,203,145.23               95.64
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                      ORIGINAL PREPAYMENT PENALTY IN YEARS

                            # OF MORTGAGE                               % OF POOL
        (YEARS)                 LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
0.000                               1,129   $      397,861,892.61               79.41%
0.333                                  11            3,956,543.26                0.79
0.417                                   1              234,300.00                0.05
0.500                                  28           11,200,570.38                2.24
0.583                                   8            3,081,100.00                0.61
0.667                                   8            3,739,699.67                0.75
1.000                                   5            3,694,424.23                0.74
2.000                                   3            3,278,500.00                0.65
2.500                                   1              175,000.00                0.03
3.000                                 232           71,694,866.78               14.31
3.500                                   1              157,748.81                0.03
5.000                                   7            1,952,495.56                0.39
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

                               DOCUMENTATION TYPE

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
Full                                  510   $      156,316,975.32               31.20%
Limited                               384          148,611,168.41               29.66
Reduced                               208           80,306,137.92               16.03
No Documentation                       95           38,173,031.01                7.62
Stated                                 95           34,465,999.35                6.88
Alternate                              85           22,094,997.01                4.41
No Ratio                               57           21,058,832.28                4.20
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                                  GROSS MARGIN

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
1.001 - 1.500                          36   $       14,140,132.88                2.82%
1.501 - 2.000                         293          112,440,253.72               22.44
2.001 - 2.500                         908          311,041,514.48               62.08
2.501 - 3.000                         187           58,294,024.91               11.63
3.001 - 3.500                           8            3,743,121.76                0.75
3.501 - 4.000                           1            1,190,000.00                0.24
4.501 - 5.000                           1              178,093.55                0.04
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min: 1.250%
Max: 5.000%
Weighted Avg: 2.231%

                            INITIAL PERIODIC RATE CAP

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
NA                                    444   $      149,030,627.23               29.75%
1.000                                 923          331,391,690.52               66.14
2.000                                  67           20,604,823.55                4.11
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min: 1.000%
Max*: 9.000%
Weighted Avg*: 2.983%
*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan's maximum rate - the loan's original gross mortgage rate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                             SUBSEQUENT PERIODIC CAP

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
NA                                    444   $      149,030,627.23               29.75%
1.000                                 924          331,569,784.07               66.18
2.000                                  66           20,426,730.00                4.08
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min: 1.000%
Max*: 8.875%
Weighted Avg*: 2.968%
*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan's maximum rate - the loan's current gross mortgage rate.

                                  MAXIMUM RATE

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
8.501 - 9.000                           1   $          383,706.58                0.08%
9.001 - 9.500                          21            7,700,970.17                1.54
9.501 - 10.000                        133           49,935,627.08                9.97
10.001 - 10.500                       208           73,368,463.84               14.64
10.501 - 11.000                       318          111,335,046.74               22.22
11.001 - 11.500                       300          104,919,887.82               20.94
11.501 - 12.000                       450          152,783,432.32               30.49
12.501 - 13.000                         1              168,017.79                0.03
14.001 - 14.500                         1              253,895.41                0.05
14.501 - 15.000                         1              178,093.55                0.04
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min: 8.750%
Max: 14.780%
Weighted Avg: 11.091%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS

       Collateral characteristics are listed below as of the Cut-Off Date

                                      FLOOR

                            # OF MORTGAGE                               % OF POOL
          (%)                   LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
-------------------------   -------------   ---------------------   -----------------
1.001 - 1.500                          36   $       14,140,132.88                2.82%
1.501 - 2.000                         284          109,690,773.58               21.89
2.001 - 2.500                         907          310,007,177.65               61.87
2.501 - 3.000                         197           62,077,841.88               12.39
3.001 - 3.500                           8            3,743,121.76                0.75
3.501 - 4.000                           1            1,190,000.00                0.24
4.501 - 5.000                           1              178,093.55                0.04
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

Min: 1.250%
Max: 5.000%
Weighted Avg: 2.236%

                              NEXT RATE ADJUSTMENT

                            # OF MORTGAGE                               % OF POOL
                                LOANS       PRINCIPAL BALANCE ($)   PRINCIPAL BALANCE
                            -------------   ---------------------   -----------------
May 2005                               52   $       24,350,674.47                4.86%
June 2005                             230           80,070,796.28               15.98
July 2005                             423          143,008,405.12               28.54
August 2005                           333          110,574,909.65               22.07
September 2005                        265           98,339,504.45               19.63
October 2005                           88           30,011,917.85                5.99
November 2005                          38           13,786,802.22                2.75
December 2005                           1              178,093.55                0.04
January 2006                            3              569,841.38                0.11
February 2006                           1              136,196.33                0.03
                            -------------   ---------------------   -----------------
TOTAL:                              1,434   $      501,027,141.30              100.00%
                            -------------   ---------------------   -----------------

                              TRANSACTION CONTACTS

MBS TRADING AND STRUCTURING   Khalil Kanaan        (212)526-8320
                              David Rashty         (212)526-8320

MBS BANKING                   Mike Hitzmann        (212)526-5806
                              Darius Houseal       (212)526-9466
                              Nick Stimola         (212)526-0212

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]] The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.